Long-Term Employee Benefit Liabilities - Summary of Weighted Average Significant Actuarial Assumptions Adopted in Measuring Company's Projected Termination and Long Service Benefit Obligations and Net Periodic Benefit Cost (Detail) (Termination and Long Service Arrangements [Member])
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Termination and Long Service Arrangements [Member]
Defined Benefit Plan Disclosure [Line Items]
Discount rate	3.90%	4.20%	5.40%
Rate of compensation increase	3.90%	3.90%	4.00%